TENTH AMENDMENT
TO

CREDIT AGREEMENT
(Term Loan)

This Tenth Amendment to Credit Agreement (Term Loan) (“Amendment Agreement”) is made May 8, 2007, to be effective as of the Effective Date, by and among CHS Inc. (formerly known as Cenex Harvest States Cooperatives), a Minnesota cooperative corporation (“Borrower”), CoBank, ACB (“CoBank”) as the Administrative Agent for the benefit of the present and future Syndication Parties (in that capacity “Administrative Agent”), and the Syndication Parties signatory hereto, including CoBank in such capacity (each a “Syndication Party” and collectively, the “Syndication Parties”).

RECITALS

A. Borrower, CoBank, St. Paul Bank for Cooperatives (“St. Paul Bank”), and the Syndication Parties signatory thereto entered into a Credit Agreement (Term Loan) (as amended, the “Credit Agreement”) dated as of June 1, 1998.

B. The Credit Agreement was amended by the First Amendment to Credit Agreement (Term Loan) effective as of May 31, 1999 (“First Amendment”), by the Second Amendment to Credit Agreement (Term Loan) effective as of May 23, 2000 (“Second Amendment”), by the Third Amendment to Credit Agreement (Term Loan) dated as of May 23, 2001 (“Third Amendment”), by the Fourth Amendment to Credit Agreement (Term Loan) dated as of May 22, 2002 (“Fourth Amendment”), by the Fifth Amendment to Credit Agreement (Term Loan) dated as of May 21, 2003 (“Fifth Amendment”), by the Seventh Amendment to Credit Agreement (Term Loan) dated as of May 20, 2004 (“Sixth Amendment”), by the Seventh Amendment to Credit Agreement (Term Loan) dated as of May 19, 2005 (“Seventh Amendment”), by the Eighth Amendment to Credit Agreement (Term Loan) dated as of November 18, 2005 (“Eighth Amendment”), and by the Ninth Amendment to Credit Agreement (Term Loan) dated as of May 18, 2006 (“Ninth Amendment”).

C. CoBank is the successor by merger to the interests and obligations of St. Paul Bank under the Credit Agreement.

D. The parties hereto desire to amend the Credit Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, including the mutual promises and agreements contained herein, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used herein without definition shall have the definition given to them in the Credit Agreement if defined therein.

2. Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement shall be amended as follows as of the Effective Date:

2.1 Subsection 9.2.1 is amended to read as follows:

9.2.1 Annual Financial Statements. As soon as available, but in no event later than one hundred and twenty (120) days after the end of any Fiscal Year of Borrower occurring during the term hereof, one copy of the audit report for such year and accompanying consolidated financial statements (including all footnotes thereto), including a consolidated balance sheet, a consolidated statement of earnings, a consolidated statement of capital, and a consolidated statement of cash flow for Borrower and its Subsidiaries, showing in comparative form the figures for the previous Fiscal Year, all in reasonable detail, prepared in conformance with GAAP consistently applied and certified without qualification by PricewaterhouseCoopers, or other independent public accountants of nationally recognized standing selected by Borrower and satisfactory to the Administrative Agent. Delivery to the Administrative Agent within the time period specified above of copies of Borrower’s annual report on form 10-K as prepared and filed in accordance with the requirements of the Securities Exchange Commission shall be deemed to satisfy the requirements of this Subsection if accompanied by the required unqualified accountant’s certification. Such annual financial statements or form 10-K’s required pursuant to this Subsection shall be accompanied by a Compliance Certificate signed by Borrower’s Chief-Financial Officer or other officer of Borrower acceptable to the Administrative Agent.

2.2 Section 10.6 is amended to read as follows:

10.6 Loans. Borrower shall not (nor shall it permit any of its Restricted Subsidiaries to) lend or advance money, credit, or property to any Person, except for (a) loans to Restricted Subsidiaries; (b) trade credit extended in the ordinary course of business and advances against the purchase price for the purchase by Borrower of goods or services in the ordinary course of business; (c) the loan to NCRA advanced on February 28, 2005 and as evidenced by that certain loan agreement and that certain promissory note each dated October 1, 2004; and (d) other loans; provided that at all times the aggregate outstanding principal amount of all such loans retained by Borrower and any such Restricted Subsidiary shall not exceed $200,000,000.00.

2.3 Section 10.7 is amended to read as follows:

10.7 Merger; Acquisitions; Business Form; Etc. Borrower shall not (nor shall it permit any of its Restricted Subsidiaries to) merge or consolidate with any entity, or acquire all or substantially all of the assets of any person or entity, or form or create any new Subsidiary (other than a Restricted Subsidiary formed by Borrower), acquire the controlling interest in any Person, change its business form from a cooperative corporation, or commence operations under any other name, organization, or entity, including any joint venture; provided, however,

(a) The foregoing shall not prevent any consolidation, acquisition, or merger if after giving effect thereto:

(i) The book value of the assets of Borrower and its Subsidiaries does not increase, due to any such merger, consolidation or acquisition, by an aggregate amount in excess of $500,000,000.00 during the term of this Agreement;

(ii) Borrower is the surviving entity; and

(iii) No Event of Default or Potential Default shall have occurred and be continuing.

(b) The foregoing shall not prevent Borrower from forming or creating any new Subsidiary provided:

(i) The Investment in such Subsidiary does not violate any provision of Section 10.8 hereof; and

(ii) Such Subsidiary shall not acquire all or substantially all of the assets of any Person except through an acquisition, consolidation, or merger satisfying the requirements of clause (a) of this Section.

(c) The foregoing shall not prevent Borrower from acquiring the controlling interest of any entity described in Exhibit 10.8(f) hereto.

2.4 Paragraphs (f) and (k) of Section 10.8 are amended to read as follows:

(f) Investments in Persons, which are not Restricted Subsidiaries, identified, including the book value of each such Investment, on Exhibit 10.8(f) hereto; provided that the amount of such Investment shall not increase above the amount shown in Exhibit 10.8(f), except for Investments made pursuant to clauses (h) through (k) of this Section subsequent to May 8, 2007;

(k) Investments, in addition to those permitted by clauses (a) through (j) above, in an aggregate amount outstanding at any point in time not exceeding $350,000,000.00.

2.5 Existing Exhibit 10.8(f) is replaced by Exhibit 10.8(f) attached hereto.

3. Borrower’s Representations. Borrower hereby represents and warrants that, after giving effect to this Amendment Agreement and the transactions contemplated hereby, no Potential Default or Event of Default has occurred and is continuing under the Credit Agreement or other Loan Documents.

4. Effective Date. This Amendment Agreement shall become effective on May 8, 2007 (“Effective Date”), so long as (a) on or before that date the Administrative Agent receives (i) an original copy of this Amendment Agreement (or original counterparts thereof) duly executed by each party hereto, (ii) proof of the execution of, and satisfaction of all conditions to the effectiveness of, the First Amendment to the 2006 Amended and Restated Credit Agreement (Revolving Loan), dated May 8, 2007, between the Administrative Agent, each other Syndication Party who is a named party thereto, and Borrower, and (iii) payment by wire transfer of each of the costs, expenses described in Section 5 hereof; (b) the representations and warranties of Borrower under the Credit Agreement shall be true and correct in all material respects on and as of the Execution Date as though made on and as of such date; and (c) no Event of Default shall have occurred and be continuing under the Credit Agreement as of the Execution Date. Upon the satisfaction of all conditions precedent hereto, the Administrative Agent will notify each party hereto in writing and will provide copies of all appropriate documentation in connection herewith.

5. Costs; Expenses and Taxes. Borrower agrees to reimburse the Administrative Agent on demand for all out-of-pocket costs, expenses and charges (including, without limitation, all fees and charges of external legal counsel for the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment Agreement and any other instruments and documents to be delivered hereunder.

6. General Provisions.

6.1 The Credit Agreement, except as expressly modified herein, shall continue in full force and effect and be binding upon the parties thereto.

6.2 Borrower agrees to execute such additional documents as the Administrative Agent may require to carry out or evidence the purposes of this Amendment Agreement.

6.3 The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Syndication Party under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and the Credit Agreement, as expressly modified hereby, and each other Loan Document are hereby ratified and confirmed and shall continue in full force and effect and be binding upon the parties thereto. Any direct or indirect reference in the Loan Documents to the “Credit Agreement” shall be deemed to be a reference to the Credit Agreement as amended by this Amendment Agreement.

6.4 Should any provision of this Amendment Agreement be deemed unlawful or unenforceable, said provision shall be deemed several and apart from all other provisions of this First Amendment and all remaining provision of this Amendment Agreement shall be fully enforceable.

7. Governing Law. To the extent not governed by federal law, this Amendment Agreement and the rights and obligations of the parties hereto shall be governed by, interpreted and enforced in accordance with the laws of the State of Colorado.

8. Counterparts. This Amendment Agreement may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by a party by telefax, facsimile, or e-mail transmission of an Adobe® file format document (also known as a PDF file) shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable. Any party delivering an executed counterpart of this Amendment Agreement by telefax, facsimile, or e-mail transmission of an Adobe® file format document also shall deliver an original executed counterpart of this Amendment Agreement, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment Agreement.

[EXECUTION PAGES BEGIN ON THE NEXT PAGE].

IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to Credit Agreement (Term Loan) to be executed by their duly authorized officers as of the Effective Date.

BORROWER:

CHS INC., a cooperative corporation formed under the laws of the State of Minnesota

By:
Name: John Schmitz
Title: Executive Vice President and Chief Financial
Officer

ADMINISTRATIVE AGENT:

COBANK, ACB

By:
Name: Michael Tousignant
Title: Vice President

SYNDICATION PARTY:

COBANK, ACB

By:
Name: Michael Tousignant
Title: Vice President

Exhibit 10.8(f)
to Credit Agreement
EXISTING INVESTMENTS
(excluding Restricted Subsidiaries)
	Balance	Eliminations	Consolidated
Ag Processing	19,351,293		19,351,293
Archer Daniels Midland	1,598,271		1,598,271
CF Industries	62,257,909		62,257,909
Cenex Finance Association	1,621,564		1,621,564
Chicago Board of Trade	4,417,821		4,417,821
Clarkson Grain Co	600,000		600,000
Co Grain Inc	566,221		566,221
CoBank	11,714,091		11,714,091
Cooperative Finance Association	403,871		403,871
Intrade, NV	757,714		757,714
International Malting — Lesaffre	700,000		700,000
Land O’ Lakes, Inc.	37,719,728		37,719,728
Lewis-Clark Terminal, Inc	1,576,125		1,576,125
New York Mercintile Exchange	23,076,000		23,076,000
Universal Cooperatives, Inc.	6,988,036		6,988,036
Washington Biodiesel	1,400,000		1,400,000
Various: Transport Cooperatives	540,670		540,670
Electric & Telephone Coops	1,365,125		1,365,125
Other Cooperatives, Etc.	2,208,662	(7,800)	2,200,862
Local Patron Coops	2,295,711	—	2,295,711
Other	842,015		842,015
INVESTMENTS IN COOPERATIVES & OTHER	182,000,828	(7,800)	181,993,028

CONSOLIDATED INVESTMENTS

Country Operations Shell Subsidiaries	29,453,124	(29,453,124)	—
Ag States Agency	20,106,283	(20,106,283)	—
Ag States Agency — Goodwill	557,115		557,115
CHS IH	2,413,992	(2,413,992)	—
CHS Calgary	8,049	(8,049)
Cenex Ag, Inc.	773,962	(773,962)	—
Cenex Petroleum, Inc.	(2,543,341)	2,543,341	—
Circle Land Management, Inc.	1,462,431	(1,462,431)	—
Cenex Pipeline Company	39,512,941	(39,512,941)	—
Fin-Ag, Inc	150,000	(150,000)	—
Front Range Pipeline Co	50,152,539	(50,152,539)	—
HSC Brazil	1,250,000	(1,250,000)	—
HSC Europe	16,200	(16,200)	—
Horizon Milling Canada	15,554,761	(15,554,761)	—
National Co-op Refinery Association (NCRA)	412,756,666	(412,756,666)	—
Partnered Beverages	1,536,763	(1,536,763)	—
Provista	2,255,979	(2,255,979)	—
Provista Goodwill	1,714,866		1,714,866
Country Hedging, Inc	875,000	(875,000)	—
Tillamook/GTA Feeds, LLC	750,179	(750,179)	—
Plains Partner	2,970,747	(2,970,747)	—
HSC/PGG Feed	1,021,068	(1,021,068)	—
TOTAL CONSOLIDATED INVESTMENTS	582,749,325	(580,477,344)	2,271,981

CORP, AGRONOMY, ENERGY, GRAIN MARKETING JV’S

CHS IH- MCIC Ag	924,799		924,799
CHS IH-Multigrain Ag	21,151,623		21,151,623
Cenex Canada	5,834		5,834
Green Bay Terminal Corp.	456,617		456,617
Tacoma Export Marketing Co, (Temco)	9,963,589		9,963,589
United Harvest, LLC	5,347,061		5,347,061
United Country Brands 50% (Agriliance LLC 25%)	110,295,187		110,295,187
United Country Brands Goodwill	26,740,000		26,740,000
CHS Holding — Canada	17,504,015		17,504,015
Whitman Terminal Assn, LLC	832,859		832,859
US BioEnergy	121,708,106		121,708,106
NCRA — Investments in LLC’s	4,983,367	(711,425)	4,271,942
Investment in Nor-Lakes Services made 4/30/07	4,000,000		4,000,000
Investment in The Farm Oyl Company made 4/30/07	3,000,000		3,000,000
TOTAL CORP, AGRONOMY, ENERGY, GRN MKTG	326,913,056	(711,425)	326,201,631

COUNTRY OPS & BUSINESS SOLUTIONS JOINT VENTURES

Allied Agronomy, LLC	380,250		380,250
Allied Agronomy Goodwill	(21,454)		(21,454)
Battle Creek/CHS, LLC	903,652		903,652
Central Montana Propane, LLC	452,366		452,366
CHS/ADM, LLC	1,480,682		1,480,682
Classic Farms, LLC	645,934		645,934
Cornerstone AG, LLC	2,758,783		2,758,783
Dakota Agronomy Partners	2,009,831		2,009,831
Energy Partners, LLC	3,338,065		3,338,065
Genetic Marketing Group, LLC	9,929		9,929
Kropf/CHS, LLC	1,344,203		1,344,203
Montevideo Grain, LLC	360,872		360,872
Mountain Country	339,935		339,935
Mountain View of Montana, LLC	1,585,050		1,585,050
Norick Risk Funding Concepts, LLC	1,713,228		1,713,228
Parshall, LLC	3,000,000		3,000,000
Prairie Lakes Grain Storage, LLC	71,973		71,973
Safety Resource Alliance, LLC	30,000		30,000
CoFina	39,439,339		39,439,339
TOTAL COUNTRY OPS & BUSINESS SOLUTIONS	59,842,638	—	59,842,638

WHEAT MILLING JOINT VENTURES

Horizon Milling, LLC	19,926,538		19,926,538
Horizon Milling, LLC Non-base Capital	5,528,205		5,528,205
Horizon Milling Contracts	7,127,494		7,127,494
Horizon Milling General Partnership	13,862,778		13,862,778
United Processors, LLC (Rocky Mountain Milling)	1,513,089		1,513,089
TOTAL WHEAT JV’S	47,958,104	—	47,958,104

FOODS JOINT VENTURES

Ventura Foods, LLC	123,208,000		123,208,000
Ventura Foods-Original Goodwill	3,838,696		3,838,696
Ventura Foods-Additional 10% Goodwill	12,864,429		12,864,429
TOTAL FOODS JOINT VENTURES	139,911,125	—	139,911,125

TOTAL INVESTMENTS	1,339,375,076	(581,196,569)	758,178,507

NCRA Loan	112,500,000		112,500,000
TOTAL	1,451,875,076	(581,196,569)	870,678,507

REVISED May      , 2007

3693861_3.DOC